EXHIBIT 10.4(e)

THIRD AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to Third Amended and Restated Credit Agreement ("Amendment") is made as of November 19, 2004, by and among NATIONAL BEEF PACKING COMPANY, LLC, a Delaware limited liability company, successor by conversion to Farmland National Beef Packing Company, L.P., a Delaware limited partnership (the "Borrower"), U.S. BANK NATIONAL ASSOCIATION, a national banking association ("U.S. Bank"), in its capacity as Agent for the Lenders (in such capacity, the "Agent") and as one of the Lenders, and the other financial institutions signatory hereto (together with U.S. Bank, being at least the Required Lenders).

RECITAL

This Amendment is made with respect to the Third Amended and Restated Credit Agreement made as of August 6, 2003 (as amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). Capitalized terms that are not defined in this Amendment shall have the meanings assigned to them in the Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Amendment, and of any loans or extensions of credit or other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower, the parties agree as follows:

1. The compliance certificate referred to Section 9.1 of the Agreement, Financial Statements, shall be in the form attached as Exhibit 9A-2.

2. Section 9.6 of the Agreement, Financial Covenants and Ratios, shall be amended to read as follows:

9.6 Financial Covenants and Ratios.

The Borrower shall have as of the end of each quarterly accounting period and as of the date the Borrower is required to deliver any compliance certificate to the Agent:

(a) A maximum Funded Debt to EBITDA Ratio, as follows:

Funded Debt
 to EBITDA                 Quarter Ended
7.25 to 1.00                 November, 2004 through August, 2005
3.50 to 1.00                 November, 2005 through May, 2006
3.25 to 1.00                 August, 2006 through May, 2007
3.00 to 1.00                 August, 2007 through May, 2008
2.75 to 1.00                 August, 2008 and thereafter.

(b) A maximum Senior Secured Funded Debt to EBITDA Ratio, as follows:

Senior Secured
Funded Debt
 to EBITDA                 Quarter Ended
4.50 to 1.00                 November, 2004 through August, 2005
2.00 to 1.00                 November, 2005 through May, 2006
1.75 to 1.00                 August, 2006 through May, 2008
1.50 to 1.00                 August, 2008 and thereafter.

(c) A minimum four-quarter rolling EBITDA as follows:

EBITDA                      Quarter Ended
$ 50 million                   November, 2004 through August, 2005
$105 million                  November, 2005 through May, 2006
$110 million                  August, 2006 and thereafter.

(d) At Quarter End November, 2005 and thereafter, a four-quarter rolling Fixed Charge Coverage Ratio of not less than 1.15 to 1.00.

(e) At each Quarter Ended from November, 2004 through August, 2005, minimum Working Capital of $92,250,000.

3. Section 10.7 of the Agreement, Capital Investment Limitations, shall be amended to read as follows:

10.7 Capital Investment Limitations.

The Borrower shall not have Net Capital Expenditures during Fiscal Year 2005 and during any Fiscal Year thereafter in excess of $30,000,000.

4. Provided that this Amendment becomes effective by signature of the Borrower and at least the Required Lenders, Borrower shall pay an Amendment Fee to the Agent for the account of each Lender that has signed this Amendment, without changes or reservations, and delivered signature pages by fax to counsel for U.S. Bank before 5:00 pm (Denver Time) on November 19, 2004, equal to each such Lender's Pro Rata Percentage of $250,000, said Amendment Fee to be payable on November 22, 2004.

5. This Amendment shall be an integral part of the Agreement, and all of the terms set forth therein are hereby incorporated in this Amendment by reference, and all terms of this Amendment are hereby incorporated into said Agreement as if made an original part thereof. All of the terms and conditions of the Agreement, which are not modified in this Amendment, shall remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

6. This Amendment may be executed in several counterparts, each of which shall be construed together as one original. Facsimile signatures on this Amendment shall be considered as original signatures.

{SIGNATURE PAGES TO FOLLOW}

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Third Amended and Restated Credit Agreement as of the day and year first herein above written.

NATIONAL BEEF PACKING
COMPANY, LLC

By: Jay Nielsen
Its: Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION

By: Alan Schuler
Its: Senior Vice President

COBANK, ACB

By: Jim Stutzman
Its: Vice President

COÖPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK
B.A., "RABOBANK
INTERNATIONAL", NEW YORK
BRANCH

By: D. Shane Bownds                       By: Rebecca O. Morrow
Its: Vice President                            Its: Executive Director

FARM CREDIT SERVICES OF
MINNESOTA VALLEY, PCA, DBA FCS
COMMERCIAL FINANCE GROUP

By: Lisa Caswell
Its: Commercial Loan Officer

AGFIRST FARM CREDIT BANK

By: Bruce Fortner
Its: Vice President

{SIGNATURE PAGE TO THIRD AMENDEMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT / November 19, 2004}

AMARILLO NATIONAL BANK

By: Leonard Herrington
Its: Vice President

U.S. AGBANK, FCB F/K/A
FARM CREDIT BANK OF WICHITA,
AS DISCLOSED AGENT

By: Greg Sommerhalder
Its: Vice President

FARM CREDIT SERVICES OF
AMERICA, PCA

By: Bruce Rouse
Its: Vice President

FIRST NATIONAL BANK OF OMAHA

By: __________________________
Its: __________________________

ING CAPITAL LLC

By: __________________________
Its: __________________________

{SIGNATURE PAGE TO THIRD AMENDEMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT / November 19, 2004}

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